UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 27, 1999

                           NOVUS FINANCIAL CORPORATION
                 Asset Backed Notes, Series 1999-1 Trust


Delaware (governing law of          333-64909-02     N/A
Pooling and Servicing Agreement)    (Commission      IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 27, 1999 a distribution was made to holders of NOVUS FINANCIAL CORPORATION, Asset Backed Notes, Series 1999-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1             Asset Backed Notes, Series 1999-1
                                 Trust, relating to the September 27, 1999
                                  distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            NOVUS FINANCIAL CORPORATION
                  Asset Backed Notes, Series 1999-1 Trust

              By:   Wilmington Trust Co., as Owner Trustee
              By:   /s/ Roseline K. Maney, Officer
              By:   Roseline K. Maney, Officer
              Date: 10/4/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Asset Backed
                Notes, Series 1999-1 Trust, relating to the September 27, 1999 distribution.